UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 15, 2010 (June 10, 2010)

HERTZ GLOBAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

001-33139	DELAWARE	20-3530539
(Commission File Number)	(State or other jurisdiction of	(I.R.S. Employer Identification
	incorporation)	Number)

225 Brae Boulevard
Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 10, 2010, Hertz Global Holdings, Inc. (“Hertz Holdings”), the indirect parent company of The Hertz Corporation (“Hertz”), issued a press release announcing the pricing of an offering of $184.3 million in aggregate principal amount of asset-backed notes (the “ABS Offering”) by its subsidiary, Hertz Vehicle Financing LLC (“HVF”).

The full text of the press release with respect to the ABS Offering is filed herewith (as Exhibit 99.1) in accordance with Rule 135c under the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

June 15, 2010	By:	/s/ J. Jeffrey Zimmerman
(Date)		(J. Jeffrey Zimmerman
Senior Vice President,
General Counsel & Secretary)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release